Exhibit 10.1

THA Holdings LLC

PAYOFF LETTER

December 3, 2023

LuxUrban Hotels Inc.

2125 Biscayne Blvd, Suite 253

Miami, Florida 33137

Re:	Payoff Letter

Ladies and Gentlemen:

Reference is made to that certain Promissory Note, dated as of November 17, 2023 (the “Note”), made by LuxUrban Hotels Inc., a Delaware corporation (“Borrower”) to the order of THA Holdings LLC, a Delaware limited liability company (“Lender”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Note.

As of the date hereof, Borrower and Lender mutually agree to terminate all present and future obligations arising under the Note. Upon execution of this letter agreement, the Note shall terminate and have no further force or effect, all obligations of Borrower under the Note shall be deemed paid in full, released and discharged, and Lender shall have no further obligations to make advances under the Note, all without further action being required to effectuate the foregoing. Notwithstanding the foregoing, Borrower and Lender hereby acknowledge and agree that any amounts currently outstanding under the Note shall be deemed to be a gift from Lender to the Company, and repayment thereof shall not be required.

This letter agreement shall be governed by and construed in accordance with the laws of the State of Florida. This letter agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof, and all of which together shall be deemed to be a single instrument. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile or other electronic transmission shall be effective as delivery of an original counterpart of this letter agreement.

[Signature page follows]

Very truly yours,

THA HOLDINGS LLC, as Lender

By:	/s/ Brian Ferdinand
Name:	Brian Ferdinand
Title:	Manager

Signature Page to Payoff Letter

Accepted and agreed to:

LUXURBAN HOTELS INC.,

as Borrower

By:	/s/ Shanoop Kothari
Name:	Shanoop Kothari
Title:	President, Co-Chief Executive Officer, Chief Financial Officer and Secretary

Signature Page to Payoff Letter